                                  EXHIBIT 24

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24/th/ day of September, 1999.


WITNESS:

Dorothy W. Arant                        /s/ J. Harold Chandler
---------------------------------       ------------------------------------
                                        J. Harold Chandler

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20/th/ day of September, 1999.


WITNESS:

Melanie D. Allen                        /s/ James E. Dalton, Jr.
----------------------------------      ------------------------------------
                                        James E. Dalton, Jr.

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:

                                           /s/ Rodney C. Gilbert
---------------------------------          --------------------------------
                                           Rodney C. Gilbert

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:

Doris L. Ingram                            /s/ Elmer B. Harris
---------------------------------          ---------------------------------
                                           Elmer B. Harris

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20/th/ day of September, 1999.


WITNESS:

Sue S. Bolden                              /s/ Robert L. Kuehn, Jr.
---------------------------------          --------------------------------
                                           Robert L. Kuehn, Jr.

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:

                                           /s/ James R. Malone
---------------------------------          --------------------------------
                                           James R. Malone

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20/th/ day of September, 1999.


WITNESS:

Dixie Ann Lauder                           /s/ Claude B. Nielsen
----------------------------------         --------------------------------
                                           Claude B. Nielsen

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:

                                           /s/ Francis A. Newman
---------------------------------          --------------------------------
                                           Francis A. Newman

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:

D. Anderton                                /s/ Herbert A. Sklenar
---------------------------------          --------------------------------
                                           Herbert A. Sklenar

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:

                                           /s/ Benjamin F. Payton, Ph.D.
----------------------------------         ---------------------------------
                                           Benjamin F. Payton, Ph.D.

                          DIRECTOR'S AND/OR OFFICER'S
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen A. Yoder, or Carl L. Gorday and either of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statements on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the (i) First American Corporation First Incentive Reward Savings Thrift Plan, (ii) First American Corporation Star Award Plan, (iii) First American Corporation 1991 Employee Stock Incentive Plan, (iv) First American Corporation 1993 Non-Employee Director Stock Option Plan, (v) Heritage Federal Bancshares, Inc. 1994 Stock Option Plan for Non-Employee Directors, 1992 Stock Option Plan and Incentive Compensation Plan for Non-Employee Directors, (vi) Deposit Guaranty Corporation Long-Term Incentive Plans, (vii) First American Corporation 1999 Broad-Based Employee Stock Option Plan, and (viii) such other plans as will be assumed by the Company as a result of the merger of the Company and First American Corporation, which such plans include securities of First American Corporation registered on Form S-8, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21/st/ day of September, 1999.


WITNESS:


                                         /s/ Victoria B. Jackson
--------------------------------         -------------------------------
                                         Victoria B. Jackson